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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference of our report dated February 17, 1996 included in the Company's Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in or made part of this Registration Statement.


                                                LUND KOEHLER COX & COMPANY, PLLP


Minneapolis, Minnesota
November 1, 1996









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